UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 28, 2007

Alpha Natural Resources, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32423	02-0733940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Alpha Place, P.O. Box 2345, Abingdon, Virginia		24212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	276-619-4410

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2007, Alpha Natural Resources, Inc.’s (the "Company") subsidiaries, Alpha NR Holding, Inc. ("Holdings") and Alpha Natural Resources, LLC ("ANR LLC"), entered into a Second Amendment and Consent (the "Amendment and Consent") to the Credit Agreement, dated as of October 26, 2005 (the "Credit Agreement"), among Holdings, ANR LLC, as borrower, the Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent and as collateral agent for the Lenders and Issuing Banks. The Amendment and Consent amended the Credit Agreement to, among other things, permit the merger of Holdings into its direct parent, the Company. The Amendment and Consent is filed as Exhibit 10.1 to this report and incorporated herein by reference.

On June 28, 2007, following satisfaction of the conditions to the Amendment and Consent, Holdings was merged into the Company. Pursuant to the merger, the Company assumed the obligations of Holdings under the Credit Agreement and related Guarantee and Collateral Agreement and became a parent guarantor of the notes issued by ANR LLC and Alpha Natural Resources Capital Corp. In connection with the merger, the Company will provide copies of its annual report on Form 10-K and quarterly reports on Form 10-Q to the Lenders under the Credit Agreement and to the trustee under the indenture for the notes. Holdings will no longer voluntarily make filings under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Second Amendment and Consent, dated as of June 28, 2007, to Credit Agreement, dated as of October 26, 2005, among Alpha NR Holding, Inc., Alpha Natural Resources, LLC, the Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent and as collateral agent for the Lenders and Issuing Banks

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

July 5, 2007	By:	David C. Stuebe

Name: David C. Stuebe
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment and Consent, dated as of June 28, 2007, to Credit Agreement, dated as of October 26, 2005, among Alpha NR Holding, Inc., Alpha Natural Resources, LLC, the Lenders and Issuing Banks party thereto from time to time, and Citicorp North America, Inc., as administrative agent and as collateral agent for the Lenders and Issuing Banks